UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 25, 2016 (October 24, 2016)

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other Jurisdiction of Incorporation)	001-08038 (Commission File Number)	04-2648081 (IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of principal executive offices and Zip Code)

713-651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03	Bankruptcy or Receivership.

On October 24, 2016 (the “Petition Date”), Key Energy Services, Inc. (“Key” or the “Company”) and certain of its domestic subsidiaries (collectively, the “Filing Subsidiaries” and, together with the Company, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions”) for reorganization under chapter 11 of the United States Bankruptcy Code (“Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), pursuant to the terms of a plan support agreement (the “Plan Support Agreement”), dated August 24, 2016, by and among the Debtors and certain of their lenders and noteholders, that contemplates the reorganization of the Debtors pursuant to a prepackaged plan of reorganization (the “Plan”). The Debtors have obtained joint administration of their chapter 11 cases under the caption In re: Key Energy Services, Inc, et al., Case No. 16- 12306. The subsidiary Debtors in these chapter 11 cases are Misr Key Energy Investments, LLC, Key Energy Services, LLC, and Misr Key Energy Services, LLC.

As previously disclosed, on September 21, 2016, Key commenced a solicitation of votes (the “Solicitation”) to accept or reject the Plan from holders of the Company’s 6.75% Senior Notes due 2021 (“Note Claims”) and holders of loan claims under the Company’s Term Loan Credit Agreement dated June 1, 2015 (“Term Loan Claims”). The Plan was accepted by 93.88% in number, and 99.89% in principal amount of the Company’s Noteholders and holders of 100% in number, and 100% in principal amount of Term Loan Claims, which satisfies the Bankruptcy Code’s applicable thresholds of accepting creditors in each of those classes of claims.

In addition, on September 21, 2016, Key commenced an offering of subscription rights (the “Rights Offering”) to certain qualifying holders of Key’s Note Claims and certain qualifying Key equity holders to purchase up to 7,022,859 shares of reorganized Key common stock at a price per share of $12.10 for aggregate gross proceeds of up to $85 million, which proceeds may be increased by up to $25 million through the sale of additional shares of reorganized Key common stock at a price range per share ranging between $6.86 and $8.94. As previously disclosed, on September 21, 2016, prior to the commencement of the Rights Offering and Solicitation, the Company entered into a backstop agreement (the “Backstop Agreement”) with certain holders of Note Claims (the “Backstop Participants”), pursuant to which the Backstop Participants agreed, subject to the terms and conditions in the Backstop Agreement, to backstop the full amount of the Rights Offering. Participating equity holders were also able to subscribe for additional shares of reorganized Key common stock made available by other equity holders as of the effective date of the Plan.

On the Petition Date, the Debtors filed various “first day” motions with the Bankruptcy Court seeking approval of relief that allows the Debtors to continue to operate in the ordinary course of business. On October 25, 2016, the Bankruptcy Court held a hearing to consider such motions, and the Bankruptcy Court granted all “first day” motions. The relief granted allows the Debtors to pay their employees, vendors and trade creditors in full in the ordinary course of business and to maintain their customer-related programs and policies. The Debtors anticipate that, during the chapter 11 cases, subject to continuing Bankruptcy Court approval, the Company’s trade creditors and vendors will continue to be paid in full in the ordinary course of business.

The Debtors will continue to operate their business as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court while the chapter 11 cases are pending. Interested parties should review the Bankruptcy Court filings and other documents related to the chapter 11 cases available on the website administered by the Company’s claims agent, Epiq Bankruptcy Systems, LLC, at http://dm.epiq11.com/KeyEnergy. Information on such website or any other website is not incorporated by reference herein and does not constitute a part of this Current Report on Form 8-K.

The information in this Form 8-K is not intended to be, and should not in any way be construed as, a solicitation of votes on the Plan, an offer to sell or the solicitation of an offer to buy any securities, nor should the information contained herein be relied on for any purpose with respect to the Plan. Holders of claims against the Debtors should refer to the information and the limitations and qualifications discussed in the Disclosure Statement and the Plan. There can be no assurances that the Plan will be confirmed or become effective.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The information set forth under Item 1.03 is incorporated herein by reference.

The filing of the Bankruptcy Petitions described in Item 1.03 above constitutes an event of default that accelerated the Company’s obligations under the following debt instruments (the “Debt Instruments”):

•	Loan and Security Agreement, dated June 1, 2015, by and among the Company, and Key Energy Services, LLC, as the borrowers, certain subsidiaries of the borrowers named as guarantors therein, the financial institutions party thereto from time to time as lenders, Bank of America, N.A., as administrative agent for the lenders and Bank of America, N.A. and Wells Fargo Bank, National Association, as co-collateral agents for the lenders, as amended by that First Amendment to Loan Agreement, dated November 20, 2015;

•	Term Loan and Security Agreement, dated June 1, 2015, by and among the Company, as borrower, certain subsidiaries of the Company named as guarantors therein, the financial institutions party thereto from time to time as lenders, Cortland Capital Market Services LLC, as agent for the lenders and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole lead arranger and sole bookrunner; and

•	Indenture, dated March 4, 2011, by and among the Company, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee, governing the Company’s 6.75% Senior Notes due 2021, as supplemented by that First Supplemental indenture, dated March 4, 2011, that Amended First Supplemental Indenture, dated March 8, 2012, that Second Supplemental Indenture, dated January 17, 2013, and that Third Supplemental Indenture, dated October 18, 2016.

The Debt Instruments provide that as a result of the Bankruptcy Petitions the principal and interest due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the Bankruptcy Petitions, and the creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01	Regulation FD Disclosure.

The Company issued a press release announcing the filing of the chapter 11 cases, as described above in Item 1.03. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

As part of its chapter 11 filing, the Debtors filed with the Bankruptcy Court a 13-week cash collateral budget (the “Forecast”), which is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Management of Key prepared the Forecast from certain internal financial projections based on expectations, beliefs, opinions, and assumptions of Key’s management that Key’s management believed were reasonable at the time they were made. Such expectations, beliefs, opinions, and assumptions may not be appropriate as of the date hereof in light of developments in Key’s business and the broader market for oil and natural gas and related services. Key cannot provide assurance that the financial projections will be realized; rather, actual future financial results are likely to vary materially from the forward-looking information presented or incorporated by reference herein. The Forecast was prepared as part of the chapter 11 filing and not in accordance with generally accepted accounting principles (“GAAP”) or published guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of “prospective financial information.” Thus, readers are cautioned not to place undue reliance on the prospective financial information.

Neither the independent auditor of Key nor any other independent accountant has examined, compiled, or performed any procedures with respect to the Forecast. Accordingly, none has expressed any opinion or any other form of assurance on such information or its achievability and none assumes any responsibility for the Forecast.

The Forecast:

•	is speculative by its nature and was based upon numerous expectations, beliefs, opinions, and assumptions which are inherently uncertain and many of which are beyond the control of Key and its subsidiaries and which may not prove to be accurate;

•	may not reflect current results or future performance, which may be significantly more favorable or less favorable than as set forth in such information; and

•	is not, and should not be regarded as, a representation that any of the expectations contained in, or forming a part of, the Forecast will be achieved.

Except as required by law, Key does not currently intend to update or revise publicly the Forecast to reflect circumstances or other events occurring after the date thereof or to reflect the occurrence of future events. These considerations should be taken into account in reviewing the Forecast, which was prepared as of an earlier date. For additional information on factors that may cause actual future financial results to vary materially from the information presented herein, see the section entitled “Cautionary Note Regarding Forward-Looking Statements” below.

The information included in this Current Report on Form 8-K under Item 7.01 and Exhibits 99.1 and 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature or that relate to future events and conditions are, or may be deemed to be, forward-looking statements. These statements are only predictions and are subject to substantial risks and uncertainties and are not guarantees of performance. Future actions, events and conditions and future results of operations may differ materially from those expressed in these statements.

Important factors that may affect Key’s expectations, estimates or projections include, but are not limited to, the following: risks associated with Key’s reorganization; the ability of Key to obtain confirmation of the Plan from the Bankruptcy Court and/or meet all of the conditions precedent therein necessary to effectuate the Plan; conditions in the oil and natural gas industry, especially oil and natural gas prices and capital expenditures by oil and natural gas companies; volatility in oil and natural gas prices; Key’s ability to implement price increases or maintain pricing on its core services; industry capacity; increased labor costs or unavailability of skilled workers; asset impairments or other charges; the periodic low demand for Key’s services and resulting operating losses and negative cash flows; Key’s highly competitive industry as well as operating risks, which are primarily self-insured, and the possibility that its insurance may not be adequate to cover all of its losses or liabilities; the economic, political and social instability and risks of doing business in certain foreign countries; significant costs and potential liabilities resulting from compliance with applicable laws; Key’s historically high employee turnover rate and its ability to replace or add workers, including executive officers; Key’s ability to incur debt or long- term lease obligations; Key’s ability to implement technological developments and enhancements; significant costs and liabilities resulting from environmental, health and safety laws and regulations, including those relating to hydraulic fracturing; severe weather impacts on Key’s business; Key’s ability to successfully identify, make and integrate acquisitions and its ability to finance future growth of its operations or future acquisitions; the loss of one or more of Key’s larger customers; the impact of compliance with climate change legislation or initiatives; Key’s ability to generate sufficient cash flow to meet debt service obligations; the amount of Key’s debt and the limitations imposed by the covenants in the agreements governing its debt, including its ability to comply with covenants under its current debt agreements; an increase in Key’s debt service obligations due to variable rate indebtedness; Key’s inability to achieve its financial, capital expenditure and operational projections, including quarterly and annual projections of revenue and/or operating income and its inaccurate assessment of future activity levels, customer demand, and pricing stability which may not materialize (whether for Key as a whole or for geographic regions and/or business segments individually); Key’s ability to execute its plans to withdraw from international markets outside North America; Key’s ability to achieve the benefits expected from acquisition and disposition transactions; Key’s ability to respond to changing or declining market conditions, including Key’s ability to reduce the costs of labor, fuel, equipment and supplies employed and used in its businesses; Key’s ability to maintain sufficient liquidity; adverse impact of litigation; and other factors affecting Key’s business described in “Item 1A. Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2015 and its other filings with the SEC and in Article XI of the Disclosure Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated October 25, 2016.

99.2	Thirteen Week Cash Collateral Budget.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: October 25, 2016	By:	/s/ Katherine I. Hargis
Katherine I. Hargis
Vice President, Chief Legal Officer and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated October 25, 2016.

99.2	Thirteen Week Cash Collateral Budget.